SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

SAFEGUARD SCIENTIFICS, INC.

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	1-5620	23-1609753

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA	19087-1945

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 293-0600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
PRESS RELEASE DATED JULY 30,2003

ITEM 12. Results of Operations and Financial Condition.

     On July 30, 2003, Safeguard Scientifics, Inc. (“Safeguard”) issued a press release setting forth Safeguard’s financial information for the quarter ended June 30, 2003. A copy of Safeguard’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: July 30, 2003	By:	/s/ N. Jeffrey Klauder

N. Jeffrey Klauder Managing Director and General Counsel

Exhibit Index

99.1	Press release dated July 30, 2003 issued by Safeguard Scientifics, Inc.